CONVERTIBLE NOTE PURCHASE AGREEMENT

      THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this "Agreement"), is entered into as of April 26, 2002, by and between GENTA INCORPORATED, a Delaware corporation (the "Company"), and Garliston Limited, an Irish limited company (the "Purchaser")

                                    WHEREAS:

      A. The Company and Purchaser have entered into a Ex-U.S. Commercialization Agreement dated as of April 26, 2002 (the "Ex-U.S. Commercialization Agreement"), pursuant to which the Company has granted the Purchaser certain commercialization rights outside the United States.

      B. The Company and Aventis Pharmaceuticals Inc., a Delaware corporation ("API"), have entered into a U.S. Commercialization Agreement dated as of April 26, 2002 (the "U.S. Commercialization Agreement"), pursuant to which the Company has granted to API certain development and U.S. commercialization rights. The U.S. Commercialization Agreement and the Ex-U.S. Commercialization Agreement are collectively referred to herein as the "Commercialization Agreements".

      C. The Company wishes to confirm its arrangement with the Purchaser in connection with the issuance to the Purchaser on the dates set forth herein, against payment in immediately available funds of the purchase price of 100% of the principal amount thereof, of convertible promissory notes in the form attached hereto as Annex I (each, a "Convertible Note"), convertible into fully paid and non-assessable shares (each a "Share") and collectively (the "Shares") of the Company's Common Stock, par value $.001 (the "Common Stock"), at a rate determined and subject to adjustment as set forth in the Convertible Note.

      D. Company and Purchaser have entered into a Securities Purchase Agreement, dated as of the date hereof (the "Securities Purchase Agreement"), pursuant to which the Purchaser has agreed to purchase shares of the Company's Common Stock. All capitalized terms not defined herein shall have the meaning ascribed in the Convertible Note. The Commercialization Agreements, the Securities Purchase Agreement, that certain Registration Rights Agreement dated the date hereof by and between the Company and Purchaser, that certain Standstill and Voting Agreement dated the date hereof by and between the Company and Purchaser (the "Standstill Agreement"), this Agreement and any Convertible
Note issued hereunder are collectively referred to herein as the "Transaction Documents."

      NOW THEREFORE, the Company and the Purchaser hereby agree as follows:

      1. Agreement to Issue and Purchase the Notes.

            (a) First Closing.

            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company agrees to issue to the Purchaser, and the Purchaser agrees to purchase from the Company, a Convertible Note, with a term of seven years, in the principal amount of $10,000,000 (the "Purchase Price") and having a Conversion Price as set forth therein (the "Initial Note"), and to pay the Purchase Price therefor. The closing of the issuance and purchase of the Initial Note against such payment (the "First Closing") shall take place on the date hereof, or such other date agreed by the Purchaser and the Company in writing (the "First Closing Date"), at which time the Company shall deliver to the Purchaser the Initial Note, against delivery by the Purchaser of a wire transfer in immediately available funds of the Purchase Price to an account designated in writing by the Company.

            (b) Subsequent Closings.

            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company may, at its option, issue to the Purchaser by providing written notice no later than (30) thirty days after the occurrence of a Milestone Event (as defined below) of the Company's decision to issue to the Purchaser (the "Election Notice"), and the Purchaser hereby agrees to purchase from the Company, convertible promissory notes, with a maturity date as of the longer of (A) seven years from the date of this Agreement and (B) five years from the original issuance date of such convertible promissory note, in the principal amounts set forth in the table below upon the occurrence of certain milestones (each a "Milestone Event") as set forth in the table below and having a Conversion Price as set forth in each Convertible Note, and to pay the specified future purchase amount for each subsequent Convertible Note as set forth in the table below. The closing of the issuance and purchase of each subsequent Convertible Note against such payment (each a "Subsequent Closing") shall take place fifteen (15) Business Days after Purchaser receives the Election Notice from the Company of the occurrence of each Milestone Event specified below, together with a copy of the applicable NDA Approval letter (the "Subsequent Closing Date"), at which time the Company shall deliver to the Purchaser a Convertible Note in the applicable principal amount, against delivery by the Purchaser of a wire transfer of the applicable purchase price to the account referenced in Section 1(a) or as otherwise designated in writing by the Company.

      Milestone Event                                   Purchase Price/Principal
      ---------------                                   Amount of Convertible
                                                        Note
                                                        ------------------------

      1. Receipt of NDA APPROVAL in the United States $20 Million for the PRODUCT for the first indication:
      2. Receipt of NDA APPROVAL in the United States $20 Million for the PRODUCT for the second indication:
      3. Receipt of NDA APPROVAL in the United States $25 Million for the PRODUCT for a third indication:

            (c) For purposes hereof, "NDA Approval" for the Product in an indication shall mean approval by the United States Food and Drug Administration, and any successor thereto (the "FDA"), of a NDA for a PRODUCT (where the term "NDA" and "PRODUCT" shall have the respective meaning ascribed to them in the Commercialization Agreements). For purposes of clarity, it is understood that a NDA approved by the FDA for new formulations, dosages or delivery systems for an indication previously approved by the FDA shall not constitute a

"Milestone Event" if such indication has already triggered the issuance of a Convertible Note hereunder in accordance with the table above.

            (d) The Company shall, until further notice from the Purchaser, make all payments of principal and interest owing on the Convertible Note to the account set forth on Annex II.

            (e) The Company hereby covenants and agrees that it shall: (i) take all steps necessary and appropriate to ensure that it shall have available under its Certificate of Incorporation sufficient authorized but unissued shares of its Common Stock to issue upon conversion of all outstanding Convertible Notes; and (ii) file with Nasdaq or any other principle exchange where the Common Stock is listed all documentation required, if any, in connection with the issuance of Shares, including without limitation, having the Shares approved for listing on the Nasdaq Stock Market.

      2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the First Closing Date and on each Subsequent Closing Date as follows, subject to such exceptions as are set forth on the Schedule of Exceptions (the "Schedule of Exceptions") furnished to the Purchaser:

            (a) Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on
(i) the Transaction Documents, (ii) the ability of the Company to perform its obligations under the Transaction Documents (including the issuance of the Convertible Notes and the shares of the Common Stock to be issued upon conversion thereunder), or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue and sell the Shares upon conversion of the Convertible Notes in accordance with the terms thereof. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with each of their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

            (c) Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 2(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation") and the Company's By-laws as in effect on the date hereof (the "By-laws").

            (d) Issuance of Shares. The Shares, when issued and paid for in accordance with the terms of the Convertible Notes, will be duly authorized, validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

            (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchaser) the United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect.

            (f) SEC Documents; Financial Statements. The Company has made available to the Purchaser prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed by the Company with the SEC (the Form 10-K is referred to herein as the "SEC Document"). The SEC Document, as of the date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of the SEC Document, the financial statements of the Company included in the SEC Document complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Document, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to the date of the SEC Document and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the SEC Document. Neither the Company nor any Person acting on its behalf has offered or sold any Convertible Note by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

            (g) Absence of Certain Changes. Except as disclosed in the SEC Document, since December 31, 2001, there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect.

            (h) Absence of Litigation. Except as disclosed in the SEC Document, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency or, self-regulatory organization or body pending against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such, which would have a Material Adverse Effect.

            (i) Environment. Except as disclosed in the SEC Document (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

            (j) Title. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

            (k) Insurance. The Company and its subsidiaries maintain such insurance relating to their business, operations, assets, key employees and officers and directors as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

            (l) No Brokers. Except for the Financial Advisor, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

            (m) Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes in accordance with GAAP) and has paid all taxes and other governmental assessments and charges that are material in amount and shown to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books in accordance with GAAP provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

            (n) No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Shares being offered hereby.

            (o) Compliance with Securities Laws. Subject to the accuracy of the representations made by the Purchaser in Section 3 hereof, the Shares (assuming no change in applicable law and no unlawful distribution of Shares by the Purchaser or other parties) will be issued to the Purchaser in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act and the registration and qualification requirements of all applicable securities laws of the states of the United States.

      3. Agreements, Representations and Warranties of Purchaser. The Purchaser covenants, represents and warrants to the Company that:

            (a) Except for transfers by the Purchaser to an Affiliate in accordance with this Section 3(a), Purchaser will not offer, sell, assign, hypothecate or otherwise transfer the Convertible Notes. Notwithstanding the foregoing, Purchaser shall not be entitled to transfer any Convertible Notes to an Affiliate unless and until such Affiliate has agreed in writing to be bound by and subject to the terms and conditions of this Agreement, the Convertible Note, the Standstill Agreement and any other agreements which Purchaser and Company may enter into in writing in connection with this Agreement.

            (b) Purchaser will not offer, sell, assign, hypothecate or otherwise transfer any Shares issued upon conversion of the Convertible Note except in compliance with applicable state securities laws, and (i) pursuant to an effective registration statement under the Securities Act; (ii) to a Person the Purchaser reasonably believes to be an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act; (iii) pursuant to an available exemption under the Securities Act, including without limitation Rule 144; (iv) to a "qualified institutional buyer" (as defined in Rule 144A of the Securities
Act); or (v) to an Affiliate.

            (c) Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act or a qualified institutional buyer as defined in Rule 144A under the Securities Agreement.

            (d) Purchaser understands that the purchase of the Convertible Notes involves substantial risk and acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of the investment pursuant to this Agreement and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Convertible Notes and the Shares issuable upon conversion thereof and protecting its own interests in connection with this investment; provided, however, that the foregoing does not in any way restrict or limit the representation and warranties of the Company contained herein.

            (e) The Convertible Notes and the Shares that Purchaser may acquire upon conversion of the Convertible Notes will be acquired for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

            (f) Purchaser understands that the sale of the Convertible Notes and the issuance of the Shares upon conversion thereof will not be registered under the Securities Act on the grounds that the sale provided for in this Agreement is exempt from registration under the Securities Act, and that the reliance of the Company on such exemption is predicated in part on Purchaser's representations set forth in this Agreement. The Purchaser understands that the Convertible Notes and the Shares issuable upon conversion thereof are restricted securities within the meaning of Rule 144 under the Securities Act, and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available. Except as set forth in the Registration Rights Agreement to be executed in connection with this Agreement, the Company is under no obligation to register any of the securities sold hereunder.

            (g) The Purchaser agrees that the Convertible Notes and the Shares issuable upon conversion thereof will bear legends and be subject to the restrictions on transfer. In addition the Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to such instruments. The appropriate portion of the legend shall be removed in accordance with the provisions of the Convertible Notes and the stop transfer orders shall be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such stop orders are not required to ensure compliance with the Securities Act.

            (h) Purchaser (or Holder, as applicable ) is eligible for a tax treaty benefit that will reduce the applicable US withholding tax rate on payments from Company to Holder under the Convertible Note to zero.

            (i) Purchaser does not currently have, nor at the time of any Subsequent Closing will have, any intention of influencing the basic business decisions of the Company, and that it is acquiring the Company's voting securities "solely for the purpose of investment" as defined by the Hart-Scott-Rodino Act of 1976, as amended (the "HSR Act"), and the regulations and interpretations promulgated thereunder (including but not limited to the requirements of 16 C.F.R. Section 802.9). The Purchaser further represents and warrants that it is entitled to rely and is relying on this "solely for the purpose of investment" exemption as justification for not complying with the premerger notification rules under the HSR Act in connection with its acquisition of the Company's voting securities.

      4. Conditions to Closings.

            (a) Conditions to First Closing.

                  (i) Concurrently with its execution and delivery of this Agreement against delivery of the documents by the Purchaser pursuant to Section 4(a)(ii) below, the Company is delivering the following:

                        (1) an officer's certificate, in form and substance satisfactory to the Purchaser, certifying as to incumbency of signing officers and the true, correct and complete nature of the attached Certificate of Incorporation, By-laws and authorizing resolutions of the Company;

                        (2) a duly executed copy of the Convertible Note in the principal amount of $10,000,000;

                        (3) its duly executed signature page to the Commercialization Agreements;

                        (4) its duly executed signature page to the Securities Purchase Agreement;

                        (5) its duly executed signature page to the Registration Rights Agreement;

                        (6) its duly executed signature page to the Standstill Agreement, dated as of the date hereof, between the Company and Purchaser; and

                        (7) an opinion of counsel to the Company in the form attached hereto at Annex III.

                  (ii) Concurrently with its execution and delivery of the Agreement against delivery of the documents by the Company pursuant to Section 4(a)(i) above, the Purchaser shall deliver the following:

                        (1) $10,000,000 by wire transfer of immediately available funds to the account referenced in Section 1(a);

                        (2) the Purchaser's duly executed signature page to the Commercialization Agreements;

                        (3) the Purchaser's duly executed signature page to the Securities Purchase Agreement;

                        (4) the Purchaser's duly executed signature page to the Registration Rights Agreement; and

                        (5) the Purchaser's duly executed copy of the Standstill Agreement.

            (b) Conditions to Obligations of Purchaser at Each Subsequent Closing The Purchaser's obligation to purchase a Convertible Note at a Subsequent Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Subsequent Closing, of the following conditions, any of which may be waived by the Purchaser.

                  (i) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects as of the date of each Subsequent Closing with the same force and effect as if they had been made on and as of each Subsequent Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date).

                  (ii) Performance of Obligations. The Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Subsequent Closing.

                  (iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Subsequent Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser, and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                  (iv) Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any foreign authority that are required in connection with the lawful sale and issuance of the Convertible Notes shall have been duly obtained and shall be effective on and as of the Subsequent Closing. No stop order or other order enjoining the sale of the Convertible Notes shall have been issued and no proceedings for such purposes shall be pending or, to the knowledge of the Company, threatened.

            (c) Conditions to Obligations of the Company at the Closing. The Company's obligation to issue and sell a Convertible Note at a Subsequent Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Subsequent Closing, of the following conditions, any of which may be waived by the Company.

                  (i) Representations and Warranties. The representations and warranties made by the Purchaser in Section 3 hereof shall be true and correct in all material respects on the Subsequent Closing Date with the same force and effect as if they had been made on and as of said date.

                  (ii) Performance Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the subsequent Closing.

                  (iii) Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Convertible Note shall have been duly obtained and shall be effective on and as of the Subsequent Closing. No stop order or other order enjoining the sale of the Convertible Note shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Purchaser, threatened.

            (d) Condition to Obligations of each Party at the Closing. The obligations of the Company and Purchaser to consummate the transactions contemplated to occur at each Subsequent Closing shall be subject to the satisfaction prior to Subsequent Closing of the following conditions, each of which may be waived by the other party only if it is legally permitted to do so.

                  (i) HSR and Other Approvals. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated, and all other material authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any governmental entity (including, without limitation, any foreign antitrust filing) necessary for the consummation of the transactions contemplated hereby, shall have been obtained or filed or shall have occurred.

                  (ii) No Litigation, Injunctions or Restraints. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

                  (iii) Commercialization Agreement. The U.S. Commercialization Agreement shall continue to be in full force and effect.

      5. Covenants.

            (a) Current Public Information. For so long as the Company remains a public company, the Company shall make available current public information in accordance with Rule 144.

            (b) Reporting. The Company shall furnish to the Purchaser, promptly after becoming available, copies of all annual, periodic and other reports, proxy statements and other materials filed by the Company with the Securities and Exchange Commission, or any governmental authority succeeding to any of the functions of said Commission, or with any national securities exchange, or financial information or other material information distributed by the Company to its shareholders generally.

      6. Termination. This Agreement may be terminated at any time:

            (a) by mutual written consent of Company and Purchaser.

            (b) by Purchaser or Company

                  (i) if there shall be any statute, law, regulation or rule that, in the reasonable opinion of legal counsel to such terminating party, makes consummating the transaction contemplated hereby illegal, or if a court or other governmental entity of competent jurisdiction shall have issued a judgment, order, decree or ruling, or shall have taken such other action restraining, enjoining or otherwise prohibiting, the consummation of the transaction contemplated hereby.

                  (ii) if the U.S. Commercialization Agreement shall have terminated;

                  (iii) if a Subsequent Closing shall not have occurred within ninety (90) days after the date of a Milestone Event; provided that the right to terminate this Agreement pursuant to this clause shall not be available to a party whose failure to fulfill an obligation under this Agreement results in the failure of such Subsequent Closing to occur;

                  (iv) the United States Federal Trade Commission and/or the United States Department of Justice obtains under the HSR Act a non-appealable final order enjoining the transaction contemplated by this Agreement, or the U.S. Commercialization Agreement; or

                  (v) if there is a "Change of Control" of Company (as such term is defined in the Commercialization Agreements).

            (c) by Purchaser: if the Company shall have (A) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that in each case Purchaser gives the Company written notice of such failure to perform or breach and the Company does not cure such failure to perform or breach within sixty (60) days after its receipt of such written notice.

            (d) by the Company: if the Purchaser shall have (a) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that in each case the Company gives the Purchaser written notice of such failure to perform or breach and the Purchaser does not cure such failure to perform or breach within sixty (60) days after its receipt of such written notice.

      7. Confidentiality

            All notices and communications of any kind relating to the timing of a Company Conversion Date shall be deemed "Confidential Information" as such term is defined in Section 12 of the U.S. Commercialization Agreement, and shall be governed by the terms of that section.

      8. Miscellaneous.

            (a) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed as set forth below. Any notices to be delivered to Holder (as such term is defined the Convertible Note) shall be deemed to be delivered to Holder by delivery of such notices to Purchaser in accordance with the provisions of this Section 8(a). The addresses for such communications shall be:

                  GARLISTON:
                  Garliston Limited
                  C/o Aventis Pharmaceuticals Inc.
                  300 Somerset Corporate Boulevard
                  Mail Code SC3-820A
                  Bridgewater, New Jersey 08807-2854
                  Telephone: (908) 243-6000
                  Facsimile: (908) 243-7083
                  Attention: General Counsel

                  copies to:

                  Jean-Francois Fort and Lawrence
                  Rosen
                  c/o AVENTIS
                  Espace Europeen de l'Entreprise
                  16 avenue de l'Europe
                  67300 SCHILTIGHEIM
                  FRANCE

                  Aventis Pharmaceuticals Inc.
                  Vice President, Legal Corporate
                  Development
                  200 Crossing Boulevard
                  Bridgewater, New Jersey 08807-0890
                  Attn: Charles D. Dalton, Esq.
                  facsimile (908) 231-4480

                  Morgan, Lewis & Bockius, LLP
                  502 Carnegie Center
                  Princeton, New Jersey  08540
                  Attention: Denis Segota, Esq.
                  facsimile: (609) 919-6639

                  GENTA:
                  2 Connell Drive
                  Berkeley Heights, NJ 07922
                  Attention: Chief Financial Officer
                  Telephone No.: (908) 286-9800
                  Facsimile No.: (908) 464-1701

                  copies to:

                  Wilson, Sonsini, Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, California 94304
                  Attention:  Kenneth A. Clark, Esq.
                  Telephone No.: (650) 493-9300
                  Facsimile No.: (650) 493-6811

            (b) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

            (c) Time shall be of the essence in the performance of this Agreement.

            (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, assigns, executors and administrators. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

            (e) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

            (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (g) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (h) Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation preparation, execution, delivery and performance of this Agreement.

            (i) Integration. This Agreement and the other Transaction Documents, together with any schedules or exhibits hereto and thereto, and any agreement which Company and Purchaser may enter into in writing in connection with this Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

            (j) Waiver. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            (k) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            (l) Survival. The representations, warranties, agreements and covenants contained herein shall survive the First Closing and each Subsequent Closing and the delivery and conversion of the Convertible Notes.

            (m) Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                GARLISTON LIMITED


                                    By:  _____________________________
                                    Name:
                                    Title:


                               GENTA INCORPORATED


                                    By:  _____________________________
                                    Name:
                                    Title:

                                                                         ANNEX I


                       FORM OF CONVERTIBLE PROMISSORY NOTE

                                                                        ANNEX II


                                WIRE INSTRUCTIONS


____________________________
ABA #:  ________________
For the account of Aventis Pharmaceuticals Inc.
Account #:  ____________

                                                                       ANNEX III


                       FORM OF OPINION OF COMPANY COUNSEL